UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2005

ENTRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-24733	62-1670648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hanover Park, Suite 800 16633 Dallas Parkway Addison, Texas	75001
(Address of Principal Executive Office)	(Zip Code)

972-713-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 2, 2005, Entrust Limited, Entrust, Inc. and Innovation Drive Leaseholds Inc. entered into a Second Supplement (the “Second Supplement”) to their Lease dated December 29, 1999 for the 1000 Innovation Drive, Kanata, Ontario, Canada facility (the “Kanata Facility”), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference (the “Lease”). Material terms of the Second Supplement are described in Item 2.03 of this Current Report on Form 8-K, which description is hereby incorporated by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Entrust Limited, a wholly-owned subsidiary of Entrust, Inc., is the tenant under the Lease and performance of its obligations are guaranteed by Entrust, Inc. The Kanata Facility is the headquarters for Entrust’s Canadian operations and consists of approximately 146,170 square feet. Material terms of the Second Supplement are as follows:

•	Rent reduction. From April 1, 2005 through November 30, 2010, the annual rent is reduced to $15:40 per square foot. From December 1, 2010 through November 30, 2015, the annual rent shall be $15:40 per square foot, adjusted to take into account any increase in the Canadian Core Consumer Price Index (identified by Statistics Canada as CANSIM Identifier V36398) over the period from April 1, 2005 through December 1, 2010.

•	Extension of Term. The ten year term is extended through November 30, 2015.

•	New Option to Extend. Provided tenant is not in material default under the Lease, tenant will have a first option to extend the term in respect of the period beginning December 1, 2015 and ending November 30, 2020, and a second option to extend the term beginning December 1, 2020 and ending November 30, 2025.

The description of the Second Supplement contained in this Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the Second Supplement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

On June 20, 2000, Entrust Technologies Limited, Entrust Technologies Incorporated and Northtec Et Inc. entered into a First Supplement (the “First Supplement”) to the Lease. The First Supplement amended the legal description of the land underlying the leased premises. The description of the First Supplement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the First Supplement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description

10.1	Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated - Incorporated by reference to Exhibit 10.6 to Entrust, Inc.’s Registration Statement on Form S-3 (File No. 333-95375), filed on February 3, 2000.

10.2	Second Supplement, dated September 2, 2005, to Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated - filed herewith.

99.1	First Supplement, dated June 20, 2000, to Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated - filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTRUST, INC.

Date: September 2, 2005	By:	/s/ David J. Wagner
David J. Wagner
Senior Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated – Incorporated by reference to Exhibit 10.6 to Entrust, Inc.’s Registration Statement on Form S-3 (File No. 333-95375), filed on February 3, 2000.

10.2	Second Supplement, dated September 2, 2005, to Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated – filed herewith.

99.1	First Supplement, dated June 20, 2000, to Lease dated December 29, 1999 by and between 3559807 Canada Inc., Entrust Technologies Limited and Entrust Technologies Incorporated – filed herewith.